CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
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1.    Interpretations
      1.1 Definitions
      1.2 Construction of Terms
      1.3 Business
      1.4 Statutes and Agreements
2.    TCS Services,
      2.1 Service Provider
      2.2 Surcharging
      2.3 Settlement Agent
      2.4 Covenants with respect to the SCD Service
3.    Customer Obligations
      3.1 Customer Covenants
4.    Audit
5.    Term and Termination
      5.1   Initial Term
      5.2   Termination (Non Monetary Default)
      5.3   Termination (Monetary Default)
      5.4   Termination (Insolvency)
      5.5   Effect of Termination
6.    Fees
      6.1 Fee payable by the Customer
      6.2 Billing
7.    Confidentiality
8.    Warranties
9.    Indemnity and Remedies
      9.1 By the Customer or its Agents
      9.2 By TCS
      9.3 Limitation of Liability
      9.4 Indemnification Notice
10.   Exclusivity
11.   Relationship of Parties
12.   Non-Assignability; Binding Effect
13.   Waiver
14.   Titles
15.   General
16.   Governing Law
17.   Notice

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CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
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AN AGREEMENT made the 20 December, 2001 between

      TCS (CANADA) LIMITED, a Company incorporated under the laws of Ontario, with registered offices located at 700 Dorval Drive, Suite 202, Oakville, Ontario, Canada, L6K 3V3, (hereinafter referred to as "TCS") and

      SECURITY BANCORP INC., a Company incorporated under the laws of ALBERTA, with registered offices at, Building "F", Unit #3, 5508-15`. Street SE, Calgary, Alberta, Canada T2H 2W7 (hereinafter referred to as the "Customer").

      WHEREAS the Interac Shared Cash Dispensing service (the "SCD" Service) enables a cardholder who presents an eligible card and enters a valid PIN at the terminal of another member on-line, real-time access to such a cardholder's eligible account in order to, among other things, obtain Canadian currency, in accordance with the procedures and standards established by the Interac regulations;

      AND WHEREAS the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] a number of ABMs which comply with TCS's list of Certified ABMs (Schedule "A");

      AND WHEREAS the Customer has requested TCS, and TCS has agreed, to provide such services as are described herein;

      NOW THEREFORE WITNESS that in consideration of the foregoing premises and the mutual covenants and conditions hereinafter set forth and for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of which are hereby acknowledged by TCS and the Customer, TCS and the Customer hereby acknowledge, conform, covenant and agree as follows:

1.    Interpretations

      1.1   Definitions

      The following terms have the following meanings:


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CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
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      "ABM" means an automated bank or banking machine that, in conjunction with a card, provides a cardholder access to the SCD Service.

      "Agents" means any entity under contract or agreement with the Customer to provide services to the Customer in the operation of a Customer's ABM. This would include, without limitation, cash transporter, cash supplier, ABM vendors, and installation and service providers.

      "Affiliate" means an entity that is affiliated with another entity.

      "Agreement" means this Agreement together with all schedules, exhibits, addenda, attachments and other agreements now and hereafter annexed hereto or incorporated herein by reference as it or they may be amended, supplemented, replaced, re-stated or otherwise modified from time to time.

      "Applicable Laws" means, with respect to any Person, property, transaction, event, or other matter, any law, rule, statute, regulation, order, judgement, decree, treaty or other requirement having the force of law (collectively the "Law") relating or applicable to such Person, property, transaction, event, or other matter. Applicable Law also includes, where appropriate any interpretation of the Law (or any part) by any Person having jurisdiction over it, or charged with its administration or interpretation.

      "Breaching Party" has the meaning attributed to it in Section 5.2.

      "Business Day" means any day on which chartered banks are open to the public for the conduct of business in the province designated by TCS as the address for its registered offices but does not include any Saturday or Sunday or any statutory or civic holiday observes by such institutions in the province of Ontario.

      "Cash Supplier" means the Agent under contract or agreement with the Customer for replenishment services to ABMs owned or operated by the Customer and connected to TCS's Switch.

      "Certified ABM" has the meaning attributed to it in Schedule "A" of this Agreement.

      "Charges" has the meaning ascribed to such term in Section 6.1(i).

      "Commencement date" means the date of execution of this Agreement.


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CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
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      "Confidential Material" means [CONFIDENTIAL PORTION DELETED AND FILED
      SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      "Connection Service Provider" means TCS as [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      "Customer Account" means the current bank operating account which the Customer opens at a branch of a chartered Canadian Financial Institution for the purposes of settlement by TCS of funds payable to the Customer by reason of the exchange of messages in the SCD Service.

      "Eligible ABM" means a terminal which is an ABM [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer, or third party Persons under contract or agreement with the Customer and operated by or for the Customer or any of its Affiliates, which the Customer or any of its Affiliates has advised TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] that such Terminal is to be connected to TCS's switch and which meets the requirements and standards described in Schedule "A" attached hereto.

      "Fees" have the meaning ascribed to it in Section 6.1(i).

      "Initial Term" has the meaning attributed to it in Section 5.1.

      "Installation Service Agent" is an agent under contract or agreement with the Customer who, amongst other things, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of a Customer's ABM and who provides [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].


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      "Interac Association" or "Interac" has the meaning attributed to it in the first recital of this Agreement.

      "International Networks" means the Cirrus, Cirrus International, American Express and PLUS networks.

      "Losses" means any and all claims, actions, demands, losses, damages, costs, expenses, liabilities and settlements, including without limitation and legal fees, costs, expenses, and disbursements and court costs.

      "Parties" mean the Customer and TCS, collectively and "Party" means either one of them, as the context requires.

      "Person" means any individual, corporation, partnership, joint venture, trustee or trust, government or agency thereof, unincorporated association, or any entity and pronouns have a similar extended meaning.

      "Renewal Term" has the meaning attributed to it in Section 5. 1.

      "SCD" and "SCD Service" means

                  a) the service designated "Interac Shared Cash Dispensing" by the Interac Association; and

                  b) the service designated by the Bank of Montreal as Cirrus, Cirrus International and PLUS.

      "Settlement Agent" means:

a) TCS using the Credit Union Central of Canada, or other such agency under contract to TCS for this purpose, who are contracted to CueData West Ltd. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as defined by Interac processed through CueData West's Direct Connect Interac node; and

b) TCS using the Bank of Montreal or other such agency under contract to TCS for this purpose, who are contracted to TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as defined by the International Networks as detailed in Schedule "B" attached to this Agreement.


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CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
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      "Switch" means the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH
      THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by TCS for the purposes of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
      WITH THE SECURITIES AND EXCHANGE COMMISSION] of ABMs [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as may from time to time be added to the Switch by TCS.

      "Taxes" mean any and all present and future taxes of any kind or nature whatsoever including, without limitation, levies, imports, transfer taxes, stamp taxes, documentary taxes, royalties, duties, value-added taxes (including without limitation all taxes, interest, penalties and fines imposed under Part IX of the Excise Tax Act (Canada) and the regulations made thereunder), sales tax, business transfer taxes, excise taxes, property taxes, government fees and other federal, provincial, regional, municipal or local taxes and all fees deductions, withholdings and restrictions or conditions resulting in a charge imposed, levied, collected, withheld, or assessed by any authority of or within any jurisdiction whatsoever having the power to tax, together with penalties, fines, additions to tax and interest thereon.

      "Term" means the Initial Term together with each Renewal Term, if any.

      1.2   Construction of Terms

      In this Agreement, whenever the singular or the plural form is used, the same shall include the plural or the singular as and when rewired by the context in which such form is used. Words denoting one gender include all genders unless contrary intention is to be inferred from or required by the subject matter or context. References in this Agreement to "hereof", "herein", "hereto" and "hereunder" shall be deemed to refer to this Agreement and shall not be limited to the particular article or section in which such word or words appear, unless a contrary intention is to be inferred from or required by the context. All references herein to Articles or Sections are to the Article or Sections of this Agreement. Unless otherwise stated herein or the context otherwise requires, all dollar amount referred to herein refer to the law currency of Canada.


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CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
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      1.3   Business Days

      In the event that any act is required hereunder to be done, any notice is required hereunder to be given, or any period of time is to expire hereunder on any day that is not a Business Day. Such act shall be required to be done or notice shall be required to be given or time shall expire on the next succeeding Business Day.

      1.4   Statutes and Agreements

      Unless otherwise indicated herein, all references in this Agreement to any statute mean such statute as amended, re-enacted or replaced from time to time, and include all regulations promulgated thereunder and all references herein to any agreement mean such agreement as amended, modified, varied, restated, or replaced from time to time with the written agreement of the parties hereto.

2.    TCS Services

      2.1   Service Provider

(a) The Customer hereby appoints TCS and authorizes TCS to act as the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Customer for the SCD Service and TCS hereby acknowledges, confirms and agrees to such appointment and authorization by the Customer.

(b) TCS agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Customer's Certified ABMs to the SCD Service and to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for the Customer in the SCD Service and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for TCS to act and/or function as the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Customer to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of SCD transactions conducted by cardholders at Eligible ABMs, all in accordance with and pursuant and subject to:


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CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
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            (i)   The terms and conditions of this Agreement; and

            (ii)  The Interac Association regulations; and

            (iii) The International Network regulations and

            (iv) Any of TCS's internal policies which relate to the security or to the quality of service provided by TCS.

      2.2   Surcharging

      TCS will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], upon the Customer's request, a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] that will be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      At this time, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      The [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] ABM during the installation of the ABM into the TCS Switch.

      2.3   Settlement Agent

(a) The Customer hereby [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] TCS and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] TCS to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for the Customer in the SCD Service, and TCS hereby


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CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
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      [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
      EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED
      SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED
      SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer.

(b) TCS agrees to perform [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for TCS to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Customer as, the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for the Customer in the SCD Service, all in accordance with and pursuant and subject to:

                  (i)   The terms and conditions of this Agreement; and

                  (ii)  The Interac Association Regulations; and

                  (iii) The International Network regulations; and

                  (iv) Any of TCS's internal policies which relate to the security or to the quality of service provided by TCS.

(c) TCS shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], for and on behalf of the Customer, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Customer for transactions emanating from ABMs operated by TCS on behalf of the Customer, and/or its Affiliates, and/or the Cash Supplier. TCS shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the same, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], to the Customer Account by [CONFIDENTIAL PORTION DELETED AND FILED


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CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
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      SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] following such time as [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and/or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] are transferred to TCS by the Settlement Agent using the means agreed to from time to time by Settlement Agent and TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

(d) The Customer acknowledges, confirms and agrees that Schedule "B" annexed hereto sets forth the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to TCS by the Customer for transactions captures by TCS at ABMs operated by TCS on behalf of the Customer.

      2.4   Covenants with respect to the SCD Service

      TCS covenants and agrees that:

      (i) it shall maintain the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of all of the Customer's ABMs in accordance with the standards set out in Schedule "E" attached hereto;

      (ii) it shall comply in all respects with all of:

      (A)   the agreements, terms and conditions set forth in this Agreement;
            and

      (B) the Interac Association regulations; and the International Network regulations; and

      (C) any of TCS's internal policies which relate to the security or to the quality of service provided by TCS.

      (iii) for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer and detailed in Schedule "G" attached hereto, it shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the Customer's ABMs and will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in accordance with Schedule "C" attached hereto;


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      (iv)  for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION] by the Customer and detailed in Schedule "D" attached hereto, it shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Customer's ABMs enrolled in the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

      (v) at TCS's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], it shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] with an Installation Service agent, under contract or agreement with the Customer, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Customer's ABMs into TCS's Switch;

      (vi) it shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and/or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by TCS for and on behalf of the Customer and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Customer for transactions emanating from ABMs operated by TCS on behalf of the Customer;

      (vii) as mutually agreed between the Parties, it shall put in place [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], which shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to TCS's records with respect to the Customer Account shall be made [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the Customer and further that TCS agrees that it shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to the Customer to any other [CONFIDENTIAL PORTION DELETED AND FILED


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CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
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            SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or
            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] from the Customer;

     (viii) it shall provide [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] defined and mutually agreed to from time to time by TCS and the Customer, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as are defined in Schedule "H" attached hereto;

      (ix) it shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Customer [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] received by TCS, as laid out in Schedule "B" attached hereto.

      (x) for a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] detailed in Schedule "J" attached hereto, it shall provide access to a facility which will allow the Customer to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] pertaining to their Eligible ABMs in accordance with Schedule "J" attached hereto.

3.    Customer Obligations

      3.1   Customer Covenants

      The Customer covenants and agrees:

      (i)   to comply in all respects with all

                  (a) the agreements, terms and conditions set forth in this Agreement; and

                  (b)   the Interac Association regulations; and

                  (c)   The International Network regulations; and


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CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
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                  (d)   any of TCS's internal policies which relate to the
                        security or to the quality of service provided by TCS.

      (ii) to provide [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] at a chartered Canadian Bank for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the "Customer Account");

      (iii) to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and / or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] associated with the Customer's ABMs as may be required by TCS in order to function as the Connection Service Provider to, and the Settlement Agent for, the Customer in the SCD Service;

      (iv) the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of this agreement [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer under the laws of Canada;

      (iv) the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of its Eligible ABMs operated by TCS on the Customer's behalf and that TCS shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], at [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or in [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE


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            COMMISSION] or in [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY
            WITH THE SECURITIES AND EXCHANGE COMMISSION], or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND
            EXCHANGE COMMISSION] a Customer's ABM excepting the electronic distribution of ABM operating parameters as detailed in Schedule "D" of this Agreement;

      (v) at TCS's request, the Customer agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (as defined by the Interac Association) and further that the Customer agrees to be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Bank of Montreal, or other such agency under contract to TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

      (vi) that TCS shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Customer's ABM;

      (vii) the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] TCS for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] incurred by TCS's personnel during [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] required in the execution of this contract.

These [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer and shall include, but not be limited to, the following:

                  [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] incurred in the execution of this Agreement

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

                  - [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] which might occur.

                  All [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to TCS forthwith when [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

      (xi) the Customer acknowledges that TCS has [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to TCS's Switch [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

      (xii) the Customer will be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] required to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Customer's ABM at the remote site. Further that all [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Customer and that TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], as mutually agreed to by both Parties, shall be installed in accordance with TCS's requirements for said [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

     (xiii) the Customer will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] an ABM at a remote site;

      (xiv) the Customer will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the ABM with cash or other media and that TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]; and

      (xv) the Customer agrees that it will provide [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as are required to carry out software maintenance at the ABM site and that this resource will be made available on an [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] subject to a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by TCS of the required maintenance and the desired completion date.

      (xvi) the Customer agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in a timely fashion to enable TCS to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by a cardholder and subsequently found to be processed in error.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

4.    Audit

      TCS shall have the right, at [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] made by TCS to the Customer, to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], during normal business hours, those [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the Customer which are involved in any part of TCS's Switch. Qualified third party consultants, as determined by TCS at its sole discretion, will be employed by TCS for the purpose of any such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. The Customer shall have the right, as a condition of such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], to require any such consultants to execute such form of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as the Customer may reasonably require. The cost of any such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of TCS and any such consultant so employed will be required to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], which are accessible only to TCS and the Customer.

      The Customer shall be entitled to receive a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], which is generated by the consultants engaged for the purpose of conducting [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

5.    Term and Termination

      5.1   Initial Term

      This Agreement shall be effective and shall continue in foil force and effect for an initial term (the "Initial Term") of [CONFIDENTIAL PORTION

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as of and from the Commencement Date, unless and until terminated pursuant to the terms of this Agreement, and shall continue and remain in full force and effect under the same terms and conditions after the Initial Term for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (each such period being a "Renewal Term") unless and until terminated pursuant to the terms of this Agreement or unless either party gives notice to the other party at least [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] prior to the expiration of the Initial Term or a subsequent Renewal Term that they wish to terminate this agreement. If such notice is given the effect shall be as described in Section 5.5 of this Agreement.

      5.2   Termination (Non Monetary Default)

      Except as otherwise set forth in and subject to Section 5.3, if either Party believes, as determined in its sole discretion, that there has been a material breach of this Agreement by the other Party (the "Breaching Party"), such Party ("the Claiming Party") must notify the Breaching Party in writing specifying in reasonable detail the nature of the breach within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of learning of said breach.

      In the case of a partial loss of service, the Breaching Party shall have [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (or longer if the Parties agree) in which to remedy the breach. If such a breach has not been remedied to the satisfaction of the Claiming Party by the end of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (or such longer remedy period if the Parties agree), the Claiming Party shall have the right to issue formal written notice of termination to the Breaching Party, such termination to take place no sooner than, the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] Business Day following the expiration of such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or longer period.

      In the case of a complete loss of service, whereby none of the Customer's ABMs are able to connect to TCS's Switch, TCS shall have [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      SECURITIES AND EXCHANGE COMMISSION] (or longer if the Parties agree) in which to restore the TCS Switch to a fully operating service and restore access to the Customer's ABMs. If the TCS Switch is not restored to full service by the end of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (or such longer period if the Parties agree), the Customer shall have the right to issue formal written notice of termination to TCS, such termination to take place immediately on issuing the written notice.

      5.3   Termination (Monetary Default)

      If either Party should default in the payment of any sum or amount due hereunder and such default is not remedied within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] thereof is given by the non-defaulting Party to the defaulting Party, such non-defaulting Party may, at its option and without further notice, immediately terminate this Agreement without prejudice to any other remedies which it may have by reason of such default.

      5.4   Termination (Insolvency)

      If either party shall:

      (i) admit in writing its inability to pay its debts generally as they become due or generally fail or cease to pay its debts generally as they mature or become due; or

      (ii) cease or threaten to cease to carry on its business or commit or threaten to commit any act of bankruptcy; or

      (iii) make or agree to make an assignment, disposition or conveyance, whether by sale or otherwise, of all of its assets (or a substantial portion thereof) in bulk; or

      (iv) have or suffer a judgement order, decree, execution, writ, warrant, sequestration, extent or any similar process, made, issued, entered and/or enforceable against, or a distress, execution or analogous process levied or enforceable upon all or any substantial part of its property or assets which is not removed stayed, set aside, denied, vacated, or released within thirty (30) days after the issuance, entry, levy thereof or after any stay is removed, vacated, denied, or set aside; or

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      (v) consent to or suffer the appointment of a trustee, trustee in bankruptcy, liquidator, receiver and manager, custodian, curator, sequester or other official with similar powers in respect to all or any substantial part of its property or assets, which appointment is not stayed, removed, set aside, denied, vacated, or released within thirty (30) days after the date thereof or after any stay is removed, vacated, denied or set aside; or

      (vi) have any proceeding instituted or commenced against it to adjudicate it as bankrupt or insolvent, or to petition it into bankruptcy, or to seek liquidation, winding up, reorganization or arrangement, relief from or composition of its debts, under any applicable legislation now or in the future, including without limitation under the Companies' Creditors Arrangement Act (Canada) , Bankruptcy and Insolvency Act (Canada) or the lending-Up Act (Canada) or any other bankruptcy, insolvency, or analogous laws; or

      (vii) take any action in respect to its dissolution, winding-up or liquidation, or institute any proceedings to be adjudicated a bankrupt or insolvent, or consent to, approve or authorize the institution of bankruptcy or insolvency proceedings against it, or file any petition or proposal to take advantage of any act of insolvency, or take any action, make any proposal or file or present any petition (or consent to the filing or presentment of any such petition), answer or consent seeking liquidation, winding-up, reorganization, arrangement or relief from or composition of its debts under any applicable legislation now or in the future, including without limitation under the Companies' Creditors Arrangement Act (Canada), Bankruptcy and Insolvency Act (Canada) or the Winding-Up Act (Canada) or any other bankruptcy, insolvency, or analogous laws, or make any assignment in bankruptcy or make any other assignment for the benefit of creditors, or take any corporate action in furtherance of any of the aforesaid purposes;

      then the other Party shall have the right, subject to the Applicable Laws, to terminate this Agreement immediately and / or take any other reasonable actions it considers necessary or desirable, including without limitation, establishing reserves, withholding payments or funds due or available to or on behalf of such other Party.

      5.5   Effect of Termination

      (a) During any period after which notice of termination has been given by either Party and prior to the termination of this Agreement, except as otherwise provided herein, each of TCS and the Customer shall

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            continue to fulfill its respective obligations hereunder, unless otherwise prohibited by law.

      (b) In the event of the expiration or termination of the Agreement, the Customer shall perform any such acts and execute and deliver any such documents reasonably required to give effect to the expiration or the termination of this Agreement in accordance with any written request of TCS.

      (c) In the event of the expiration or termination of the Agreement, TCS shall perform any such acts and execute and deliver any such documents reasonably required to give effect to the expiration or the termination of this Agreement in accordance with any written request of the Customer.

      (d) In the event of the expiration or termination of the Agreement all ABMs operated by TCS on behalf of the Customer and/or its affiliates shall, at TCS's discretion, be suspended from the Switch.

      (e) Notwithstanding the expiration or termination of this Agreement for any reason:

                  (i) all monetary and non-monetary obligations of the Parties under this Agreement owing and / or to be performed or discharged to the date of expiration or termination shall survive such expiration or termination;

                  (ii)  the provisions of Section 3.1(xvi), Section 7 and
                        Section 9 shall survive any expiration or termination of this Agreement with respect to events occurring at or prior to such expiration or termination or matters, which survive expiration, or termination.

6.    Fees

      6.1   Fee payable by the Customer

      (i) In consideration of TCS providing the Customer with SCD Services, the Customer agrees to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] TCS the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            SECURITIES AND EXCHANGE COMMISSION], set forth in Schedule "B" attached hereto (collectively, the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] with [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] thereon (the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] thereon being hereinafter collectively referred to as the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]); and

      (ii) For [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] ABM [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to a new location, or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer and attached to TCS's Switch network as defined in this agreement, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as set forth in Schedule "F" attached hereto; and

      (iii) For each ABM [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer and attached to TCS's Switch network as defined in this Agreement, a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as set forth in Schedule "G" attached hereto; and

      (iv) For each [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to an ABM [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by the Customer and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to TCS's Switch network as defined in this

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            Agreement, a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as set forth in Schedule "D" attached hereto.

      (v) The [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by Interac [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by TCS on behalf of the Customer.

      (vi) A [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], set forth in Schedule I, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Customer as a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in TCS's switch network.

      6.2   Billing

      (a) The [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], and TCS to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] will [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or any part thereof from, or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] thereof against, any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by TCS to the Customer under any agreement, document or instrument entered into between the Customer and TCS or executed and delivered by TCS to or in favour of the Customer.

      (b) The determination of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by TCS in accordance with Schedule "B" annexed hereto shall, in the absence of manifest error, constitute evidence of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and such determination by TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Customer.

      (c) The [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to TCS as a result of TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as detailed in 6.1 (ii), 6.1(iii), 6.1(iv) shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], and TCS to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] thereof from, or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] thereof against, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by TCS to the Customer under any agreement, document or instrument entered into between the Customer and TCS or executed and delivered by TCS to or in favour of the Customer; and

      (d) The [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by Interac to TCS as a result of TCS [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] SCD transactions from the Customer's Eligible ABMs shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], and TCS to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] thereof from, or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] thereof against, any

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by TCS to the Customer under any agreement, document or instrument entered into between the Customer and TCS or executed and delivered by TCS to or in favour of the Customer; and

      (e) If the Customer fails to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by it hereunder on the due date therefor, the Customer shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] is [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] until actual [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] at a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], with [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] at the same said [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

(f) If, for reasons entirely within its control, TCS fails to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] by it hereunder on the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] therefor, TCS shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] is payable [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] until [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] at a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] on a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], with [CONFIDENTIAL PORTION DELETED

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] at the same said [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

7.    Confidentiality

      (i) Except as otherwise provided in this Agreement, TCS and the Customer shall treat the Confidential Material of the other as confidential; exercise at least the same degree of care and discretion with respect to the Confidential Material of the other as it exercises in protecting its own Confidential Material; not disclose or otherwise make available any of the Confidential Material of the other to third parties; not copy any of the Confidential Material of the other without the prior written consent of the other; and instruct its personnel who may gain access to the Confidential Material of the other to observe these restrictions.

      (ii) TCS agrees that it shall not, at any time disclose the nature of its business relationship with the Customer to third parties or use the Customer's name in any advertising copy or any promotional materials or messages, without the Customer's prior written consent.

      (iii) This Section 7 does not apply to any information that is in the public domain through no breach of confidence by TCS or the Customer and to information that is available to one party from some source other than the party without a breach of confidentiality with the other party or is independently developed by the other Patty.

8.    Warranties

TCS hereby represents and warrants to the Customer as follows:

      (a) TCS has the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and otherwise, to perform its obligations under this Agreement in accordance with the provisions of this Agreement;

      (b)   TCS is a Member in good standing of the Interac Association;

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      (c) At TCS's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], it has [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as its [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the Interac SCD Service; and

      (d) At TCS's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], it has [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] as its [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] in the International Networks; and

      (e) TCS is in compliance in all material respects with the Interac Association Regulations.

9.    Indemnity and Remedies

      9.1   By the Customer or its Agents

      Subject to Section 9.3, the Customer or its Agents shall indemnify and hold TCS, its officers, directors, employees, agents, and other representatives harmless, from and against any Losses incurred or suffered by such Persons which are, directly or indirectly, or in any way or in any manner whatsoever, the result of, caused by or arise by reason of

      (i) any intentional, wrongful or negligent act or omission of the Customer or of officers, directors, employees, Agents, legal counsel and other representatives in the performance of any of the duties and obligations of the Customer under this Agreement or otherwise;

      (ii) any misrepresentation by, or breach of any warranty of, the Customer or its Agents contained in this Agreement;

      (iii) any default by the Customer or its Agents under, or any breach or contravention by the Customer of, any agreement, covenant, term or provision of this Agreement; and

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

      (iv) the enforcement of this Agreement or any provision hereof as a result of any of the matters set forth in Sections 9.1(i). 9.1(ii) or 9.1 (iii).

      9.2   By TCS

      Subject to Section 9.3, TCS shall indemnify and hold the Customer, its officers, directors, employees, agents, and other representatives harmless, from and against any Losses incurred or suffered by such Persons which are, directly or indirectly, or in any way or in any manner whatsoever, the result of, caused by or arise by reason of

      (i) any intentional, wrongful or negligent act or omission of TCS or of its officers, directors, employees, agents, legal counsel and other representatives in the performance of any of the duties and obligations of TCS under this Agreement or otherwise;

      (ii) any misrepresentation by, or breach of any warranty of TCS or its agents contained in this Agreement;

      (iii) any default by TCS or its agents under, or any breach or contravention by TCS of, any agreement, covenant, term or provision of this Agreement; and

      (iv) the enforcement of this Agreement or any provision hereof as a result of any of the matters set forth in Sections 9.2(i). 9.2(ii) or 9.2(iii).

      9.3   Limitation of Liability

      In no event shall:

      (i) Either Party be liable to the other, or in any way or in any manner whatsoever, for any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], including but not limited to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], or other [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

      (ii) TCS be liable for any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

            FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

      (iii) TCS be liable for any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION];

      (iv) TCS be liable for any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION].

      9.4   Indemnification Notice

      Each Party shall promptly notify the other Party of any claim, demand, suit, action or threat of suit or action of which the Party becomes aware (except with respect to a threat of suit or action either Party might institute against the other Party) which may give rise to a right of indemnification pursuant to this Agreement. The indemnifying Party will be entitled to participate in the settlement or defense thereof and, if the indemnifying Party elects, to take over and control the settlement or defense thereof with counsel satisfactory to the indemnified Party. In any case, the indemnifying Party and the indemnifies Party shall cooperate (at no cost to the indemnified Party) in the settlement or defense of any such claim, demand, suit or proceeding.

10.   Exclusivity

            (a) This Agreement and the rights granted hereunder by the Customer to TCS are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Nothing in this Agreement shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] the Customer from [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] any other Person to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], which are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

                  SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of the TCS Switch services.

            (b) This Agreement and the rights granted hereunder by TCS to the Customer are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]. Nothing in this Agreement shall [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] TCS from [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] to other Person [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], which are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], set forth herein.

11.   Relationship of Parties

      Except as expressly provided in the Agreement, nothing contained in this Agreement shall be deemed or construed by the Parties, or any other third party, to create the relationship of partnership, agency, or joint venture or an association for profit between or among TCS and the Customer, it being understood and agreed that neither the method of computing compensation nor any other provision contained herein shall be deemed to create any relationship between the Parties other than the relationship of independent parties contracting for services. Except as expressly provided in the Agreement, neither Party has, nor hold itself out as having, any authority to enter into any contract or create any obligation or liability on behalf of, in the name of, or binding upon the other Party.

12.   Non-Assignability; Binding Effect

            (a) This Agreement and the rights, benefits, interests and obligations hereunder are personal and shall not be transferred

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

                  or assigned by the Customer, directly or indirectly, either voluntary or by operation of law, without prior written consent of TCS, which consent of TCS may not be unreasonably withheld. No consent of TCS to any such assignment or transfer shall have the effect of releasing the Customer from any of its obligations or liabilities under this Agreement.

            (b) This Agreement and the rights, benefits, interests and obligations hereunder are personal and shall not be transferred or assigned by TCS, directly or indirectly, either voluntary' or by operation of law, without prior written consent of the Customer, which consent of the Customer may not be unreasonably withheld. No consent of the Customer to any such assignment or transfer shall have the effect of releasing TCS from any of its obligations or liabilities under this Agreement.

            (c) This Agreement is entered into solely for the benefit of TCS and the Customer and, except as contemplated by this
                  Section 12, shall not confer any rights upon any Person not a party to this Agreement. This Agreement shall enure to the benefit of and be binding upon the Customer and its successors and permitted assigns, provided that the terms of Section 12 have been met. This Agreement shall enure to the benefit of and be binding upon TCS and its successors and assigns.

13.   Waiver

      Failure to enforce any rights hereunder, irrespective of the length of time for which such failure continues, shall not constitute a waiver of those or any other rights.

14.   Titles

      Titles or captions contained in this Agreement are inserted only for convenient reference, and in no way define, limit or describe the scope or intent of this Agreement or any provisions hereof.

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

15.   General

      Notwithstanding anything herein, the Customer shall be entitled to assign its rights and obligations under this Agreement to a subsidiary or Affiliate of the Customer provided that such subsidiary or Affiliate shall agree in writing to be bound by the terms and conditions hereof in lieu of the Customer.

      Time is of the essence of this Agreement. Any extension of time granted shall not be deemed to be a waiver of the foregoing provision. This Agreement constitutes the entire Agreement between the parties on its subject matter and supersedes all prior written or oral agreements between the parties; may not be assigned by either party without the prior written consent of the other; shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns; and shall be exclusively governed by the laws of the province of Ontario.

16.   Governing Law

      This Agreement shall be construed, and the legal relations between the parties hereto shall be determined, in accordance with the laws of Ontario, Canada in force therein.

17.   Notice

      Save for routine operational matters, which do not materially affect the terms and conditions of this Agreement, all notices, documents or other communications required or permitted by the Agreement to be given to a Party (collectively the "Notice") shall be in writing and sufficiently given if delivered personally or by courier or if sent by prepaid registered or certified mail (return receipt requested) or if transmitted by facsimile which provides a receipt to such Party:.

                  (i)   in the case of notice to TCS:
                        TCS (Canada) Limited,
                        Oakville Corporate Centre,
                        Suite 202,
                        700 Dorval Drive,

                        Oakville, Ontario,
                        Canada, L6K 3 V3
                        Attention: Vice President, Payment Solutions
                        Facsimile: 905 849 1396

                  (ii)  in the case of notice to the Customer:

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

                        Attention: Harold F. Shultz
                        Building "F", Unit #3, 5508-1g` Street SE,
                        Calgary, Alberta,
                        Canada T2H 2W7
                        Facsimile: 403-319-0240

      Notices delivered personally or by courier shall be deemed to have been received on the date of delivery. Notices delivered by pre-paid registered or certified mail shall be deemed to have been received on the third Business Day after mailing, Notices delivered by facsimile shall be deemed to have been received on the next Business Day after transmission.

--------------------------------------------------------------------------
TCS (CANADA) LIMITED                 SECURITY BANCORP. INC.

Date:                                Date:
       --------------------                 --------------------
Signed:                              Signed:
       --------------------                 --------------------
Name:  Mike Kelso                    Name:
       --------------------                 --------------------
Title: Vice President                Title:
       --------------------                 --------------------

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "A"
Approved ABMs for TCS's Network                  As at December 7, 2001

Certified ABMs

Periodically TCS will publish a revised list of Certified ABMs with their respective level of operating software. Such list will contain the combination of hardware and software which together will be deemed a Certified ABM configuration for use in TCS's network. The Certified ABMs have been tested by TCS as compliant with Interac Association regulations. If TCS becomes aware that a Certified ABM is no longer certified so that such ABM may no longer be used in the Interac environment and/or use of such ABM would contravene TCS's internal policies which relate to the security or to the quality of service provided by TCS, then TCS will promptly notify Customer about such occurrence. In such event TCS and Customer will mutually cooperate on a way for Customer to replace the previously certified ABMs with terminals that are Certified ABMs. TCS and Customer will bear all their own costs thereto.

In no way does certification provide a warranty by TCS that the ABM will operate without defect or problems in production. The Customer is at all times responsible for assuring themselves that the ABM meets their business needs.

Certified Asynchronous Dial Connection

--------------------------------------------------------------------------
TERMINAL           CERTIFICATE   HARDWARE           SOFTWARE VERSION
DESCRIPTION          ON DATE
--------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION]
--------------------------------------------------------------------------

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

These ATM software versions are no longer certified to the network.

--------------------------------------------------------------------------
TERMINAL        DE-CERTIFICATION SOFTWARE VERSION   OTHER INFORMATION
DESCRIPTION         DATE
--------------------------------------------------------------------------
NCR             2001/04/16       NDC+ Dialup        All new dialup MCD2
MCD 2                                               machines must use a
                                                    certified version of
                                                    @tmEase
--------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION]
--------------------------------------------------------------------------

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

--------------------------------------------------------------------------
TERMINAL           CERTIFICATE   HARDWARE           SOFTWARE VERSION
DESCRIPTION        ON DATE
--------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION]
--------------------------------------------------------------------------

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

These ATMs or ATM software versions are no longer certified to the network.

--------------------------------------------------------------------------
TERMINAL        DE-CERTIFICATION    SOFTWARE VERSION   OTHER INFORMATION
DESCRIPTION     DATE
--------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION]
--------------------------------------------------------------------------

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "B" TCS Network Fees

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "C" Support Processes and Services

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "D" Change Distribution

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "E" Performance Levels

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "F" [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "G" [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "H" [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "I" [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

CONNECTION SERVICES AGREEMENT                                      No: SBC-SCD02
================================================================================

Schedule "J" [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]